SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 30, 2013

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

                             Delaware                                                                             0-11720                                                                                52-1206400
                   (State or Other Jurisdiction                                         (Commission File Number)                                                         (I.R.S. Employer
                         of Incorporation)                                                                                            Identification No.)

3524 Airport Road
        Maiden, North Carolina 28650
(Address of Principal Executive Offices)
 (Zip Code)

                                   (828) 464-8741
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
                                Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

(a)	Air T, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders on August 30, 2013 (the “Annual Meeting”).
(b)
The Company’s stockholders voted on the following five proposals at the Annual Meeting.  The number of votes cast for and against each proposal and, with respect to the election of directors, the number of withheld votes, abstentions and broker non-votes are set forth below.

Proposal 1 - Election of Directors

The stockholders elected the following seven individuals to the Company's Board of Directors for one-year terms expiring at the 2014 Annual Meeting. The voting results were as follows:
	No. of	No. of	No. of
	Votes	Votes	Broker
	For	Withheld	Non votes
Seth G. Barkett	1,783,087	39,796	505,335
Walter Clark	1,663,521	159,362	505,335
John J. Gioffre	1,663,931	158,952	505,335
Andrew L. Osborne	1,782,862	40,021	505,335
John A. Reeves	1,800,603	22,280	505,335
Nicholas J. Swenson	1,783,462	39,421	505,335
William R. Foudray	1,658,182	164,701	505,335

Proposal 2 - Advisory Vote on Executive Compensation

The stockholders approved a resolution approving, on an advisory basis, the compensation paid to the Company's named executive officers as disclosed in the Company's proxy statement for the
Annual Meeting. The voting results were as follows:

	No. of	No. of		No. of
	Votes	Votes	No. of	Broker
	For	Against	Abstentions	Non votes
	1,494,925	242,615	85,342	505,336

Proposal 3 - Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

The stockholders voted to select, on an advisory basis, the frequency of future advisory votes on executive compensation. The voting results were as follows:
					No. of
	Every	Every	Every	No. of	Broker
	Year	2 Years	3 Years	Abstentions	Non votes
	1,744,816	12,427	27,296	41,343	502,336

Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders approved a resolution ratifying the appointment of Dixon Hughes Goodman LLP as the Company's independent registered public accounting firm for the 2014 fiscal year.
The voting results were as follows:

	No. of	No. of
	Votes	Votes	No. of
	For	Against	Abstentions
	2,283,799	39,478	4,941

Proposal 5 - Approval of Rights Agreement

The stockholders failed to approve a resolution to approve the Amended and Restated Rights
Agreement, dated June 13, 2013, between the Company and American Stock Transfer & Trust
Company, LLC, as Rights Agent. The voting results were as follows:

	No. of	No. of		No. of
	Votes	Votes	No. of	Broker
	For	Against	Abstentions	Non votes
	816,599	982,068	24,215	505,336

(d)
The Company’s Board of Directors has determined to hold an advisory vote of the stockholders to approve the compensation paid to the Company’s named executive officers at each annual meeting (every one year) until the next required advisory vote of the stockholders to select the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

September 3, 2013

AIR T, INC.

By: /s/ Walter Clark
Walter Clark, President and
Chief Executive Officer